                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported) February 28, 2006

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                                           on behalf of the
                                          Credit Suisse Adjustable Rate Mortgage Trust 2006-1
                                        (Exact name of registrant as specified in its charter)

               Delaware                                 333-127872-10                                 13-3460894
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    (State or other jurisdiction of               (Commission File Number)                          (IRS Employer
            incorporation)                                                                       Identification No.)

         Eleven Madison Avenue, New York, NY                                           10010
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       (Address of principal executive office)                                      (Zip Code)

Registrant's telephone number, including area code  (212) 325-2000.

                                                     N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.        Other Events.

On February 28, 2006,  Credit  Suisse  First Boston  Mortgage  Securities  Corp.  caused the issuance and sale of the  Adjustable  Rate
Mortgage-Backed Pass-Through Certificates,  Series 2006-1,  pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006, among Credit Suisse First Boston Mortgage  Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as seller,  Select Portfolio
Servicing,  as special  servicer and a servicer,  Wells Fargo Bank,  N.A.,  as trust  administrator,  master  servicer,  a servicer and back-up servicer, U.S. Bank National Association, as trustee, and the other servicers that are signatories thereto.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)      Exhibits  (executed  copies):  The  following  execution  copies of Exhibits  to the Form S-3  Registration  Statement  of the
         Registrant are hereby filed:

         10.1     Pooling and Servicing  Agreement dated as of February 1, 2006,  among Credit Suisse First Boston Mortgage  Securities
                  Corp., as depositor,  DLJ Mortgage Capital,  Inc., as seller,  Select Portfolio Servicing,  as special servicer and a servicer,  Wells Fargo Bank, N.A., as trust  administrator,  master servicer,  a servicer and back-up servicer,  U.S.
                  Bank National Association, as trustee, and the other servicers that are signatories thereto.

         10.2     Assignment  and Assumption  Agreement,  dated as of February 1, 2006, by and between DLJ Mortgage  Capital,  Inc. and
                  Credit Suisse First Boston Mortgage Securities Corp.

         10.3     Swap Agreement Confirmation, by and between the Supplemental Interest Trust Trustee and the Swap Counterparty.

         10.4     Swap Agreement Schedule, by and between the Supplemental Interest Trust Trustee and the Swap Counterparty.

         10.5     Swap  Agreement  Elections and Variables to the ISDA Credit Annex,  by and between the  Supplemental  Interest  Trust
                  Trustee and the Swap Counterparty.

         10.6     Group 6 Interest Rate Cap Agreement Confirmation, by and between the Trustee and the Cap Counterparty.

         10.7     Group 6 Interest Rate Cap Agreement Schedule, by and between the Trustee and the Cap Counterparty.

         10.8     Group 6 Interest Rate Cap Agreement  Elections and Variables to the ISDA Credit Annex, by and between the Trustee and the Cap Counterparty.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, as amended,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2006

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                                     By:    /s/ Kevin Steele
                                                            Name:  Kevin Steele
                                                            Title:  Vice President

                                                               Exhibit Index

Exhibit Number                      Description

  10.1                              Pooling and  Servicing  Agreement  dated as of February 1, 2006,  among Credit  Suisse First Boston
                                    Mortgage Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as seller,  Select Portfolio
                                    Servicing,  as special  servicer and a servicer,  Wells Fargo Bank,  N.A., as trust  administrator, master servicer, a servicer and back-up servicer,  U.S. Bank National Association,  as trustee, and the other servicers that are signatories thereto.

  10.2                              Assignment  and  Assumption  Agreement,  dated as of February 1, 2006,  by and between DLJ Mortgage
                                    Capital, Inc. and Credit Suisse First Boston Mortgage Securities Corp.

  10.3                              Swap Agreement  Confirmation,  by and between the Supplemental  Interest Trust Trustee and the Swap
                                    Counterparty.

  10.4                              Swap  Agreement  Schedule,  by and between the  Supplemental  Interest  Trust  Trustee and the Swap
                                    Counterparty.

  10.5                              Swap Agreement  Elections and Variables to the ISDA Credit Annex,  by and between the  Supplemental
                                    Interest Trust Trustee and the Swap Counterparty.

  10.6                              Group  6  Interest  Rate  Cap  Agreement  Confirmation,  by and  between  the  Trustee  and the Cap
                                    Counterparty.

  10.7                              Group 6 Interest Rate Cap Agreement Schedule, by and between the Trustee and the Cap Counterparty.

  10.8                              Group 6 Interest  Rate Cap  Agreement  Elections  and  Variables to the ISDA Credit  Annex,  by and
                                    between the Trustee and the Cap Counterparty.